CONSOLIDATED AND COMBINED STATEMENTS OF COMPREHENSIVE INCOME - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2016	Dec. 31, 2015	Dec. 31, 2014
Statement Of Income And Comprehensive Income [Abstract]
Net income	$ 106	$ 74	$ 58
Other comprehensive income (loss), net of tax (Note 16)
Translation adjustments	5	(28)	(33)
Adjustments for net pension and other post-retirement benefits plan cost	35	(9)	1
Other comprehensive income (loss)	40	(37)	(32)
Comprehensive income	$ 146	$ 37	$ 26